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                                                                   EXHIBIT 10.27

                      VALUE ADDED REMARKETER AGREEMENT

This VALUE ADDED REMARKETER AGREEMENT is made as of the 13th day of October, 1993, between SYBASE, INC. ("Sybase"), a corporation with offices at 6475 Christie Avenue, Emeryville, California, 94608 and Phoenix International Ltd. Inc. ("VAR"), a Florida Company with offices at 475 Montgomery Place, Altamonte Springs, FL 32714.

     Sybase is the owner of or has rights to distribute certain computer software. VAR desires to acquire a license to embed such software in certain software to be developed and distributed by VAR.


     NOW, THEREFORE, in consideration of the mutual promises and covenants. contained herein, Sybase and VAR agree as follows:


    I.    DEFINITIONS.

     1. 1. "AGREEMENT" shall mean this Value Added Remarketer Agreement, together with the Exhibits and any Addenda attached hereto, and each supplemental Exhibit A signed by both parties and each Purchase Order, as the same may be amended from time to time in accordance with Section 13.12 below.

     1.2. "DERIVATIVE PRODUCT" shall mean the software program(s) described in Exhibit B that has/have been or will be developed by VAR for commercial distribution to more than one third party and which (a) incorporate(s) only an Embedded Run-Time Version of the Program, (b) contain(s) significant added functionality over that of the Program as described in Exhibit B, (c) shall not be usable as a commercially acceptable substitute for the Program or be competitive with general database products, and (d) operate (s) on the same hardware and operating system software for which VAR has acquired a Development or Porting License pursuant to Section 2.1 below.

     1.3. "DISTRIBUTOR" shall mean VAR's duly appointed distributors listed on Exhibit B, and such other distributors as may be appointed hereafter by VAR (with Sybase's prior written consent which shall not be unreasonably withheld) to license the Derivative Product under the terms of this Agreement.

     1.4. "EMBEDDED RUN-TIME VERSION" shall mean a version of the Program linked to or embedded in VAR's application code in such a way that structurally or by license restrictions, it (a) precludes use of the Program to modify applications except as permitted in clause c of this paragraph; (b) precludes use of the Program to develop applications, except for report writing and decision support solely in conjunction with the Derivative Product; (c) precludes general purpose access to command verbs in the Program except that the End User may, within the scope of and under control of the Derivative Product, create or alter tables, columns or rows and add fields to existing tables, as necessary to implement, operate and administer the Derivative Product; (d) precludes use of any command verbs in the Program to create new schemas or databases; and (e) precludes use of the Program or third party application development tools to modify or enhance existing screens or forms delivered as part of the Derivative Product, or to create new forms, except as necessary to implement and operate the Derivative Product.

        1.5. "END USER" shall mean a third party who is granted a license to the Derivative Product either by VAR or by a Distributor, and who shall have no right to sublicense the Derivative Product further. The term shall include a Distributor in situations where the Distributor will use the Derivative Product for internal purposes.


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XXX = Confidential Treatment Requested

        1.6. "HARDWARE SYSTEM" shall mean the central Processing unit (CPU) and the operating system software listed in the Exhibit A or Purchase Order applicable to the relevant copy Of the Program.

        1.7. "PRICE LIST" shall mean Sybase's XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
Program, is to be Used. All prices and policies stated in the Price List are subject to change without notice, provided that no such change shall become effective until sixty (60) days after notice to VAR.

        1.8. "PRIMARY COPY" shall mean the copy of the Program provided by Sybase, which may have been provided initially as a trial copy.

        1.9. "PROGRAM" shall mean a machine executable copy of the object code of the Sybase software product(s) listed in Exhibit A, or in a supplemental Exhibit A signed by both parties, or in a Purchase Order, together with all data files placed with the copy of such software product(s).

        1.10. "PURCHASE ORDER" shall mean a purchase order or other purchase authorizing document issued by VAR for the Programs and or services and accepted by Sybase, as confirmed in a Sybase invoice or confirming document.

        1.11. "RESTRICTED RELEASE" shall mean any version of the Program marked alpha, beta or otherwise designated as a Restricted Release.

        1.12. "SECONDARY COPY" shall mean a copy of the Program reproduced by VAR from the Primary Copy.

        1.13. "USE" shall mean to load, execute, employ, utilize, store or display the Program.


2.   DEVELOPMENT AND PORTING LICENSES.

        2.1. GENERALLY. For the sole purpose of developing, marketing and supporting the Derivative Product, Sybase grants to VAR a non-exclusive, nontransferable license (without right to sublicense) to (a) Use each Primary Copy shown on an Exhibit A or Purchase Order on the Hardware System at the site specified on the applicable Exhibit A or Purchase Order; (b) make and Use Secondary Copies (to the extent specified on the applicable Exhibit A or Purchase Order) on the Hardware System at the site specified on the applicable Exhibit A or Purchase Order; and (c) make up to two (2) copies of the Primary Copy exclusively for inactive back-up or archival purposes. In the case of Development Licenses (as defined below), the Copies may not be used by more than the number of permissible concurrent users (unique logins) specified on the applicable Exhibit A or Purchase Order and corresponding to the license fees paid by VAR for such Copies. In the case of Porting Licenses (as defined below), use of the Copies shall not be subject to restrictious on the number of permissible concurrent users. The Program may only be transferred to another site or to computer hardware other than the Hardware System in accordance with the fourth paragraph of Section 2.2. Notwithstanding anything to the contrary in this Section 2.1, development licenses for the Microsoft SQL Server for OS/2 are governed by the "Microsoft License Agreement" enclosed with such Program.

     VAR at minimum must license in accordance with the preceding paragraph a Primary Copy of each Program to be embedded in a Derivative Product, such Primary Copy to be licensed on the hardware platform on which the Derivative Product will be developed and for XXXXXXXXXXXXXXX concurrent users
(the "Development Licenses"). VAR shall receive XXXXXXXXXXXXXXXXXXXXXXXXXXXX for the Development Licenses as set forth in the Price List. If the Derivative Product will be ported to run on hardware platforms in addition to the hardware platform(s) on which the Derivative Product

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XXX = Confidential Treatment Requested

was or is to be developed, VAR shall license XXXXXXXXXXXXXXXXX of each Program for each such additional hardware paltform (the "Porting Licenses"). VAR shall pay a license fee for the Porting Licenses XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXX regardless of the hardware class or the number of users for which the copy was licensed. VAR may not use Development Licenses or Porting Licenses for general internal use; if VAR wishes to license any Sybase products for general internal use, prices for such products may be obtained from the local Sybase sales office.


     2.2 SUPPORT OF DEVELOPMENT AND PORTING LICENSES. VAR is required to purchase telephone support and Program updates for the first year for all licenses acquired under Section 2.1 above. Support commences on the date the relevant Primary Copy of the Program is shipped to VAR or the date a license for the relevant Secondary Copies is invoiced ("the Support Date"). Fees for support and updates shall be paid in advance annually and are due as set forth in Section 2.4 below. No maintenance or enhancement releases of the Program will be provided to VAR for the Primary Copy and no copies of such release may be made by VAR to update Secondary Copies, unless the applicable support fees, including charges for support contacts and for maintenance enhancement releases (collectively "Support Fees") for such Copies have been paid. Subject to payment of such fees, the license granted to VAR under Section 2.1 shall extend to each maintenance and enhancement release received by Sybase. Notwithstand-ing anything to the contrary in this Section 2.2, support of development licenses for Microsoft SQL Server for OS/2 are governed by the "Support Agreement for Microsoft SQL Server" enclosed with such Program.

        Support will be extended for one year periods on the anniversay of each Support Date, unless VAR gives at least thirty (30) calendar days prior written notice of cancellation. The Support Fees for the renewal year shall be as specified in the Price List. VAR may reinstate lapsed support for any Program by paying all Support Fees in arrears and all costs invoiced by Sybase on a time and materials basis for updating VAR's Program to the current version.

        Provided VAR has paid the applicable Support Fees, Sybase shall support the Program in Accordance with this Section 2.2. VAR shall designate two VAR employees or such greater number of support contact persons for Sybase support as may be specified (and subject to the additional charges indicated) on the applicable Exhibit A or Purchase Order. Each contact person may telephone for problem resolution during the support hours corresponding to the level of support fees paid by VAR (or during extended hours if VAR has contracted with Sybase for extended support) at Sybase customer support centers. Upon receipt from a contact person of notice of a Program problem (which problem can be reproduced at a Sybase support facility or via remote access to VAR's facility), Sybase shall use reasonable efforts efforts to correct or curcumvent the problem. Any corrections to the Program will be made to the most current generally available release. For twelve (12) months after the introduction of a new generally available release of a new Program, Sybase will use reasonable efforts to support the previously released version of such Program.

        A Program may be transferred to another site or to computer hardware other than the Hardware System only with the prior written consent of Sybase and subject to Sybase's transfer policies and fees then in effect, except that the Program may be transferred temporarily to a backup computer if the Hardware System is inoperative.

        Sybase shall have no obligation to support the Program (a) for Use on any computer system other than the Hardware System, or (b) if VAR modifies the Program in breach of this Agreement. VAR acknowledges that only those versions of different cooperating Programs specified by Sybase will execute correctly together on a single CPU or in a network. Sybase has no obligation to modify outdated versions of the Program to run with new versions of the Hardware System. If VAR purchases support from Sybase for any Programs in Use on a specific Hardware System or in a specific network, VAR must purchase support from Sybase for all products provided by Sybase in Use on such Hardware System or network.

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XXX = Confidential Treatment Requested

     2.3. CONSULTING. Since it is in both Sybase's and VAR's best interests that the development of the Derivative Product be successful, VAR shall order XXXXXXXXXXXXXXXXXXXXXX of consulting services from Sybase at the price set forth in the Price List. VAR may also order, subject to Sybase's
acceptance, additional consulting services from Sybase.   All consulting
services will be provided under the terms and conditions of this Agreement unless otherwise agreed by both parties in writing. Monies paid to Sybase by VAR for XXXXXXXXXXXXXXXXXXX of consulting work in connection with development of the Derivative Product shall be counted as Prepaid Royalties to the extent such consulting work is ordered on the EXHIBIT A dated concurrently with this Agreement.

     2.4. PAYMENT OF FEES. All fees for Primary Copies of the Program and related support shall be due and payable XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. All other fees (including fees for Secondary Copies) shall be due and payable XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXX. With respect to the licenses and services provided hereunder, VAR shall pay all applicable shipping charges and sales, use, personal property or similar taxes, tariffs or governmental charges, exclusive of Sybase's income and corporate franchise taxes.

     2.5. DELIVERY/INSTALLATION. As soon as practicable after signing of this Agreement and Sybase's receipt of VAR's Purchase Order, Sybase shall cause the Program and one set of user manuals (which term shall include installation instructions and other related documentation) to be delivered to VAR's site address specified in the applicable Exhibit A or Purchase Order. VAR, at its own expense, shall be responsible for installing the Program and all updates thereof on the Hardware System and for complying with environmental requirements specified by the Hardware System manufacturer.

     2.6. DOCUMENTATION. One set of user manuals will be provided with each Primary Copy. Additional copies may be purchased for internal use at XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. Except as set forth in
Section 3.3(b), VAR shall not copy all or any part of the user manuals provided.

     2.7. TRAINING. License and/or support fees include Sybase education only where specified in the Price List. No credit is given for courses not taken. Additional training may be purchased at XXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. In order to ensure that VAR has a solid technical understanding of Sybase. VAR shall send at least one employee to each of the following Sybase training classes within six (6) months of the date of this Agreement (a) Fast Track to Sybase; (b) Relational Database Design; and (c) Fundamentals of System and Database Administration (or such other substitute classes to which Sybase and VAR may agree). VAR shall not copy all or any part of the training materials provided.

        2.8. RESTRICTED RELEASE. If VAR is selected for participation and elects to participate in a Restricted Release program, VAR shall only receive a later version or a production version of the Restricted Release if support and any applicable license fees for the Restricted Release have been paid. With respect to each Restricted Release, and notwithstanding any other provision of this Agreement, VAR agrees: (a) neither Sybase nor its licensors shall have any obligation to correct errors in or deliver updates to the Restricted Release;
(b) neither Sybase nor its licensors shall have any obligation to otherwise support the Restricted Release once a production version or a later Restricted Release of the Program is delivered to VAR (or has been made generally available to customers but VAR has declined to pay the applicable support and license fees to obtain such version); (c) VAR shall provide Sybase (or its licensors if Sybase so instructs VAR) with appropriate test data for the Restricted Release if necessary to resolve problems in the Restricted Release encountered by VAR and will promptly report any error condition discovered by VAR in the Restricted Release; (d) the Restricted Release is experimental, may contain problems and errors and is being provided to VAR on an as-is basis with no warranty of any kind, express or implied; (e) neither party will be responsible or liable to the other for any losses, claims or damages of whatever nature, arising out of or in connection with the Performance or nonperformance of the Restricted Release; (f) VAR will not Use such release in production

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applications without the prior written approval of Sybase; (g) VAR shall pay the license fees for such Restricted Release specified in the applicable Exhibit A or Purchase Order, and (h) VAR shall promptly install each later version and any production version of the Restricted Release upon such receipt and shall stop Use of the prior version.


3.    SUBLICENSING.

        3.1. SUBLICENSING BY VAR. Sybase hereby grants to VAR a non-exclusive license to market, promote and sublicense only to End Users (except as set out in Section 3.2 below) in those Approved Countries (as set forth on Exhibit G) in which support for the Derivative Product is available, Embedded Run-Time Versions of the Program but only to the extent incorporated in the Derivative Product. Such sublicenses shall be (a) in object code form only,
(b) solely in accordance with the terms and conditions of the Agreement,and (c) each copy of the Derivative Product may be Used only on it single Hardware System at a single site. (No right is granted to VAR to use the Derivative Product internally unless royalties are paid by VAR pursuant to Section 3.4 below for each copy of the Derivative Product used by VAR internally.) Additional countries may be included in the list of Approved Countries by the parties amending this Agreement (including amendment of Exhibit C with respect to such additional countries, if Sybase determines an amendment to Exhibit C necessary). Sybase will agree to amend this Agreement to include a country if either (a) Sybase has previously determined that the laws of such country provide effectively the same protection to Sybase's proprietary rights in the Program as the protection provided in any of the Approved Countries or (b) VAR provides Sybase with a legal opinion of an attorney acceptable to Sybase who is either licensed to practice in such country or is knowledgeable about the laws of such country to the effect that the laws of such country provide effectively the same protection to Sybase's proprietary rights in the Program as the protection provided in any of the Approved Countries. VAR shall create and support the Derivative Product such that it performs in all material respects in accordance with VAR's user manuals for the Derivative Product. VAR agrees to actively promote the Derivative Product in VAR's marketplace in such countries.

        3.2. SUBLICENSING BY DISTRIBUTORS. Sybase hereby grants to VAR a non-exclusive license to designate Distributors to market, promote and sublicense to End Users in those Approved Countries in which support for the Derivative Product is available, Embedded Run-Time Versions of the Program, but only to the extent incorporated in the Derivative Product. Such sublicenses shall be (a) in object code form only, (b) solely in accordance with the terms and conditions of this Agreement, and (c) if the VAR participates in Program 1 (as outlined in Exhibit D-1) each copy of the Derivative Product may only be used on a single Hardware System at a single site. Distributors shall not be permitted to make copies of the Derivative Product but shall order all copies for sublicensing from VAR. If a Distributor desires to make any modifications to the Derivative Product, it should contact the local Sybase sales office to acquire a development license. Each Distributor shall agree in writing with VAR to market, promote and sublicense the Derivative Product only in accordance with the provisions of this Agreement, shall grant Sybase the audit rights set forth in Section 4 below, and shall acknowledge that Sybase is an interested third party beneficiary of such Agreement between VAR and such Distributor and that Sybase may enforce the Amendent directly against such Distributor, provided that Sybase shall have no liability to any such Distributor. VAR shall, upon request by Sybase, enforce its rights under its agreement with the Distributor. No such agreement between VAR and any Distributor outside the United States, Canada or the European Economic
Community will become effective until Sybase has expressly approved and accepted the agreement and communicated such approval and acceptance to VAR and Distributor. VAR agrees to use its best efforts to enforce the terms of its Distributor agreements and to inform Sybase immediately of any known breach of such terms.

        3.3. SUBLICENSING GENERALLY. In marketing the Derivative Product, VAR and Distributors shall comply with all applicable laws and regulations, and none shall engage in any deceptive or misleading practices or make any representations, warranties or guarantees to any End Users or other third parties concerning the Program that are inconsistent with or in addition to

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XXX = Confidential Treatment Requested

those made by Sybase (or with respect to a Program which is not owned by Sybase, inconsistent with or in addition to those made by Sybase's licensor). Each license of the Derivative Product granted by VAR or any of its Distributors must be in the form of a written agreement signed by an authorized representative of VAR or its Disbributor and by the End User and must include in substance all of the terms and conditions set forth in Exhibit C. Upon Sybase's request from time to time, VAR shall provide Sybase with a copy of the then current version of VAR's and its Distributors' standard agreements used in licensing the Derivative Product. VAR agrees to use its best efforts to enforce the terms of such license agreements and to inform Sybase immediately of any known breach of such terms. Subject to the terms and conditions of this Agreement, VAR is authorized to copy the Program as incorporated into the Derivative Product for distribution to End Users and Distributors.

        3.4     DERIVATIVE PRODUCT SUBLICENSE AND SUBLICENSE SUPPORT FEES.
For each copy of a Derivative Product Used internally by VAR or licensed by VAR, whether to an End User or a Distributor, VAR agrees to pay Sybase the Program royalties set forth in Exhibit D, based on the amount of VAR's initial payment to Sybase under this Agreement. The total amount of such initial payment is specified in the Exhibit A entered into concurrently with this Agreement. In addition to payment of the royalties, a support fee in the XXXXXXXXXXXXXXXX XXXXXXXXXXXX shall be paid (on a one-time basis) by VAR to Sybase in respect of each copy of the Derivative Product licensed by VAR if VAR desires to incorporate into such copy any future maintenance or enhancement releases of the embedded Program (the "Runtime Support Fee"). If the Derivative Product is transferred to a machine in a higher class as shown in the Price List than the machine for which the license of the copy of the Derivative Product was initially granted ("Transfer"), VAR shall pay Sybase the transfer fees that are outlined in the Price List Payment of royalties, sublicense support fees and transfer fees due to Sybase shall be made no later than thirty (30) days after the end of the calendar month in which VAR ships the copy of the Derivative Product (in respect of which such fees are owing), or no later than thirty (30) days after the end of the calendar month in which a Transfer occurs. The prepaid royalties shown in Exhibit A shall be non-refundable and may only be applied against Derivative Product royalties owing under this section 3.4;
they may not be applied against the Runtime Support Fees or any other products or Services.

        3.5. VAR SUBLICENSE REPORTS. VAR shall maintain an accurate list of End Users, including name, address, Derivative Product copies licensed, and the make, model and number of the machine on which the Derivative Products are licensed for use. Within thirty (30) days after the end of each calendar month, VAR shall complete and submit to Sybase a licensing report in the form of Exhibit E for all copies of the Derivative Product licensed by VAR to Distributors and End Users, all copies of the Derivative Product installed for evaluation purposes at a customer or prospect site pursuant to Section 3.9 below, all copies of the Derivative Product made for demonstration or support purposes pursuant to Section 3.10 below and all Transfers of copies of the Derivative Product during such month.

        3.6.    COMMISSION TO VAR UPON SALE OF FULL USE LICENSES OF A
SYBASE PROGRAM. Other than with respect to the Microsoft SQL Server for OS/2 and other products for which Sybase would owe a royalty to a third party, in the event (a) an End User of the Derivative Product requests that Sybase upgrade its sublicense of any copy of the Program incorporated into the Derivative Product to a full use license of the Program, or (b) a full use license of a Program is licensed by Sybase concurrently with VAR's licensing of a Derivative Product and if in either of the above cases (i) the End User which is acquiring the licenses is not then a customer of Sybase or a prospect of Sybase identified within a "funnel" or other forecasting report,
(ii) VAR files an application in the form of Exhibit F with respect to such Program prior to the sale of the licenses by Sybase to the End User and
(iii) the End User has not been identified by Sybase in writing to VAR as a "House Account" prior to Sybase's receipt of Exhibit F (a "Qualified Order"), then Sybase shall pay VAR a commission equal XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX in connection with the Qualified Order XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX connection with the Qualified Order. As used herein, Net License Fees shall mean (i) the net initial upgrade license fee or (ii) the license fee received by Sybase, as applicable. (Exhibit F is the application to be used by VAR

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XXX = Confidential Treatment Requested

in seeking such commission and must be submitted to Sybase prior to the licensing of the upgrade or the full use license.) Such commission shall be granted only in respect of the license fees for those full use licenses for Primary and Secondary Copies of the Program ordered by the End User at the time of the initial upgrade or license of the Derivative Product and shall not apply to subsequently ordered Secondary Copies, or any other additional, throw-on, temporary or trial licenses, or to fees received by Sybase as a result of an upgrade to a higher class of hardware. The commission shall be calculated based solely on license, excluding fees for support, training, consulting or other materials or services. (VAR shall not be able to itself sublicense an upgrade or sell a full use license.) Notwithstanding the foregoing, no more than one commission to a third party need be paid by Sybase in respect of any single license or upgrade, and if Sybase determines that even though the conditions set forth above have been met by VAR, another third party was in fact substantially responsible for the licenses or upgrades, Sybase in its discretion shall determine how the commission with respect to such End User shall be shared by VAR and the responsible third parties; Sybase's determination in this regard shall be conclusive. In no event will any commission XXXXXXXXXXXXXXXXXXXX be paid to VAR in respect of any one End User. Sybase shall indicate its agreement that a commission is owing to VAR with respect to a particular license or upgrade by causing the Application (EXHIBIT
F) for respect such order to be executed by the Sybase District Manager of the territory in which the End User's division is located and by the Sybase District Manager and Business Partner Sales Manager. Any commission owing hereunder shall be paid within thirty (30) days of Sybase's receipt of the Net License Fees from the End User.

     3.7. LICENSE OF DERIVATIVE PRODUCT TO END USERS WITH FULL USE LICENSE. If VAR licenses its Derivative Product to an End User who already has an unlimited user full use license for some or all of the Programs that are embedded in VAR's Derivative Product (the "Existing Full Use Programs") and such full use license is on the specific CPU on which the Derivative Product is licensed, then VAR will not owe, royalties to Sybase for the Existing Full Use Programs embedded in the Derivative Product but will owe royalties for other Programs embedded within the Derivative Product as computed in EXHIBIT D. Each Derivative Product licensed shall be reported on the VAR Sublicense Reports contemplated by Section 3.5 even if End User already has licensed on the CPU on which such Derivative Product is licensed an unlimited user full use license for all of the Programs that are embedded in the Derivative Product.

     3.8. DOCUMENTATION, UPDATES, SUPPORT, AND TRAINING. VAR shall be responsible for providing documentation, updates, technical support and training to End Users in accordance with the terms of the license agreement between VAR or its Distributor and the End User. VAR is authorized to copy, modify and/or incorporate into the documentation for the Derivative Prduct, portions of the documentation for the Program provided by Sybase to VAR to the extent such portions are necessary to implement the Program in the Derivative Product. Copies of Sybase's documentation for the Program may be purchased for resale at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX. If requested by Sybase, VAR shall deliver to Sybase, at no charge, one set of the user manuals for the Derivative Product.

     3.9. EVALUATION COPIES. VAR and its Distributors may deliver copies of the Derivative Product to a prospective End User on a trial basis for evaluation purposes only (an "Evaluation Copy") after such prospective End
User has signed a trial license with at a minimum the provisions contained in EXHIBIT C (except that back-up and/or archival copies may not be made and upon termination of the trial license, all copies of the Derivative Product must be returned to VAR or Distributor (i.e., certification of destruction will not be enough]). All such Evaluation Copies of the Derivative Product licensed shall be reported in the VAR Sublicense Reports contemplated by Section 3.5 and shall be removed by VAR or Distributor from the End User's site upon completion of the evaluation period or ninety (90) days from such delivery, whichever occurs first. Any Evaluation Copies not removed and returned to VAR or Distributor at the end of such period are deemed to be perpetually licensed, and royalties and sublicense support fees in respect thereof shall be due to Sybase.

    3.10 DEMONSTRATION AND SUPPORT LICENSES. VAR and its Distributors shall have the right to use copies of the Derivative Product without incurring any obligation to pay royalties to


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Sybase in respect thereof, for purposes of (a) demonstrating Derivative Product on VAR's and/or Distributor's premises, (b) demonstrating Derivative Product at a prospective End User's site provided that all copies of the Derivative
Product are removed within five (5) days of when they are installed and provided further that VAR shall be responsible for protecting the confidentiality of the Program while on the prospective End User's site, and
(c) providing technical support of the Derivative Product. VAR shall report in the VAR Sublicense Reports contemplated by Section 3.5 the number of copies of Derivative Product made for the above purposes in any given month. Use of the Derivative Product pursuant to this Section shall not include VAR's or Distributor's internal use of the Derivative Product, including but not limited to the processing of VAR's or Distributor's customer data or internal administrative data, but rather shall be limited to the processing of test data pertinent to VAR's or Distributor's demonstration and support of the Derivative Product.

                3.11. TITLE. The Program (including such portions of the Program that may be incorporated in the Derivative Product) and all related documentation shall remain at all times the property of Sybase and its licensors, and neither VAR, its Distributors or their End Users shall have any right, title or interest therein, except as expressly set forth in this Agreement. VAR shall not translate any portion of the Program or associated documentation into any other language without the prior written consent of Sybase. VAR confirms that Sybase shall be the sole owner of all translations made by VAR of the Program or any documentation relating to the Program (the "Materials") and of all copyright or other intellectual property rights created by such translations, and VAR hereby transfers to Sybase any copyright, including the right to make adaptations, in such translations which VAR may acquire by creating or obtaining the translations. All translated Materials must state in a prominent manner that they were prepared by VAR and that VAR assumes all responsibility for the accuracy of matters discussed therein. Regardless of any rights to the Materials which VAR may possess or acquire (including moral rights), as a result of such translations, VAR agrees that (a) Sybase and its licensees may make any modifications they desire to the Materials, (b) Sybase and its licensees may without royalty distribute the Materials, and any derivative works thereof, whether or not they incorporate any modifications or developments made by VAR, using the product name and the indications of copyright ownership and authorship, if any, which Sybase or its respective licensee or sublicensee desires, and (c) to the extent that VAR contains a copyright or any other intellectual property right in any portion of or modification to any of the Materials, VAR hereby expressly transfers and assigns such copyright or other right, including the right to make adaptations, to Sybase. Nothing herein shall give Sybase copyright ownership in any documentation relating to the Derivative Product which is not a translation, modification or derivative work of the Materials. At Sybase's request, VAR will cause the execution of any instruments that may be appropriate to perfect Sybase's or its licensors' exclusive ownership rights in the Materials and all translations thereof. No copying or Use of the Program other than that expressly authorized by this Agreement is permitted. Neither VAR nor its Distributors shall modify, reverse engineer, reverse assemble or reverse compile any Program or part thereof, except that they may modify the data file portions of the Program to the extent and in the manner described in the user manuals for the Program. Neither VAR nor its distributors shall have any right to sublicense or otherwise distribute, rent, lease or transfer the Program except Embedded Run-Time Versions of the Program incorporated into the Derivative Product. No right is granted to VAR, its Distributors or End Users, to use the Derivative Product within a service bureau or time-sharing arrangement. No rights are granted to VAR or its Distributors with respect to any Program source code.

        4. AUDIT RIGHTS. Sybase shall have the right to direct a recognized independent accounting firm to conduct, during normal business hours, an audit of (and to copy) the appropriate records of VAR and its Distributors to verify
(a) the number of copies of the Program in Use by VAR, the computer systems on which such copies are installed, the number of processors in such computer systems, and in the case of limited user licenses, the number of users Using such copies, (b) the accuracy of VAR's sublicense reports and (c) VAR's compliance with this Agreement. Representatives of the auditing firm shall protect the confidentiality of VAR's Confidential Information and abide by VAR's reasonable security regulations while on VAR's premises. If (i) the number of copies or users is found to be greater than that contracted for, (ii) the computer system on which the Program is in use differs from the Hardware System specified,

XXX = Confidential Treatment Requested

or (iii) the royalties owing are greater than that reported by VAR, VAR will be invoiced for the additional copies, users or computer systems at the prices quoted in the then current Price List and for the underreported royalties; the additional license and royalties shall be payable within thirty (30) days of such invoice. If the resulting adjustments to the license/royalties owing by VAR are XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX reported by VAR, VAR will pay the reasonable expenses associated with such audit, in addition to the fee adjustment.

        5.  TERM AND TERMINATION.

                5.1. INITIAL TERM. This Agreement shall become effective on the date set forth at the top of the first page of this Agreement and shall be valid for a period of three (3) years unless terminated previously as provided below. This Agreement may be renewed after expiration by mutual written agreement of the parties.

                5.2. TERMINATION OF AGREEMENT. Either party may at its option terminate this Agreement by written notice (a) should the other party file a petition in bankruptcy, or have filed against it an involuntary petition in bankruptcy not dismissed within sixty (60) calendar days after filing, or apply for or consent to the appointment of a receiver, custodian, trustee or liquidator, or make a general assignment for the benefit of its creditors; or
(b) upon the failure of the other party to make a payment hereunder within fifteen (15) days after written notice that such payment is past due; or (c) upon any other breach of this Agreement by the other party, which if remediable, has not been corrected within sixty (60) calendar days after written notice.

        6.  EFFECT OF TERMINATION OR EXPIRATION.

                6.1. GENERALLY. On termination of this Agreement, all licenses granted by Sybase to VAR hereunder shall terminate, VAR shall cease Using the Program and user manuals, whether or not modified or incorporated into other materials, and VAR shall certify in writing to Sybase that all copies (in any form or media) of the Program and user manuals, whether or not modified or incorporated into other materials, have been destroyed or returned to Sybase, provided that (a) all licenses of Derivative Product made prior to the termination or expiration of this Agreement shall continue in effect until the termination or expiration of the license agreement under which the Derivative Product was licensed, (b) should this Agreement be terminated or expire for any reason other than a breach by VAR of Sybase's proprietary rights in the Program or of the provisions of this Agreement pertaining to sublicensing and exportation of the Program, VAR may continue using one copy of the most recent release of the Program then in VAR's possession on a single Hardware System, subject to all the restrictions of this Agreement, solely for the purpose of continuing customer service for licenses of the Derivative Product granted prior to termination and (c) all rights granted in this Agreement respecting use, marketing, promotion and sublicensing of the Program shall cease, excepting as specifically set forth above. If this Agreement is terminated or expires and VAR is permitted under this Section to continue using a copy of the Program for purposes of continuing customer service, then provided that VAR continues to pay support fees as required by Section 2.2 above, Sybase shall continue to provide VAR with the same maintenance and enhancement releases of the Program as provided prior to the termination or expiration of this Agreement, and VAR may continue to provide such maintenance and enhancement releases of End Users with respect to all copies of the Derivative Product licensed prior to the termination or expiration of this Agreement.

                6.2. LIMIT OF LIABILITY ON ACCOUNT OF TERMINATION. Should this Agreement expire or be terminated for any reason, neither party will be liable to the other because of such expiration or termination for compensation, reimbursement or damages on account of the loss of prospective profits, anticipated sales, goodwill or on account of expenditures, investments, leases or commitments in connection with the business of Sybase or VAR, or for any other reason whatsoever flowing from such termination or expiration. However, termination or expiration of this Agreement shall not release VAR from its liability to pay to Sybase any fees accruing prior to such termination and shall not limit either party from pursuing any other remedies available to it.

                6.3 RETURN OF CONFIDENTIAL INFORMATION. Upon termination or expiration of this Agreement, at the written request of the disclosing party, and subject to Section 6.1(b) above, the other party shall return within ten
(10) business days all originals and copies of Confidential Information (as defined below) received from the disclosing party, or shall deliver to the disclosing party within ten (10) business days a certificate signed by an officer of the receiving party certifying the destruction of all such Confidential Information.


        7. INDEMNIFICATION. VAR agrees to indemnify Sybase and to hold Sybase and its directors, employees and agents harmless from all costs, loss, liability and expense (including court costs, disbursements, and reasonable fees of attorneys and expert witnesses) incurred (a) as a result of any breach by End Users of any Derivative Product license agreement or any breach by its Distributors of a distributorship agreement to the extent liability would have been prevented or limited by VAR's use of best efforts to enforce, in a timely manner the terms of such license or distributor agreement, or (b) as a result of any claims or demands brought against Sybase or its directors, employees or agents by a third party and arising from or in connection with (i) any breach by VAR or any of its Distributors of the terms of this Agreement or any Derivative Product license agreement, (ii) the use of the Derivative Products by VAR's or its Distributor's licensees or any other third party, if liability on any such claim would have been avoided by the exclusive use of the embedded Program, or (iii) any use by VAR, its Distributors or its customers of any product not licensed by Sybase but used in conjunction with the Sybase-furnished products, if liability on any such claim would have been avoided by the exclusive use of the Sybase-furnished products. This Section 7 shall survive any termination or expiration of this Agreement.


        8. COPYRIGHT AND OTHER NOTICES. VAR acknowledges that the Program and related user manuals licensed by Sybase to VAR hereunder are proprietary and protected by copyright and/or trade secret laws. VAR agrees to include without alteration in all copies and reproductions of the Program, Derivative Product and packages and containers for the Derivative Product reproductions of Sybase's restricted rights notices, copyright notices and other proprietary legends. A copyright notice in a Program does not, by itself, constitute evidence of publication or public disclosure.


        9.      CONFIDENTIALITY; PUBLICITY.

                9.1. CONFIDENTIAL INFORMATION. "Confidential Information" shall mean the Program, the Derivative Product, the terms of this Agreement and any other information of a party which is designated proprietary or confidential, including but not limited to information regarding the disclosing party's customers, prospects, unannounced products or prices and financial information. All Confidential Information shall remain the sole property of the disclosing party.

                9.2. NO DISCLOSURE. Each party shall hold the Confidential Information received from the other in strict confidence, will not make any disclosures (including methods or concepts utilized in the Confidential Information) without the prior express written consent of the other, except to employees or consultants (for purposes relating solely to the receiving party's internal business and data processing needs) who have agreed in writing to maintain the confidentiality of all Confidential Information in a manner consistent with this Agreement.

                9.3. EXCLUSIONS FROM CONFIDENTIAL INFORMATION DEFINITION. Items will not be considered to be Confidential Information if (a) already published or available to the public other than by a breach of this Agreement;
(b) rightfully received from a third party not in breach of any obligation of confidentiality; (c) independently developed by personnel or agents of one party without access to the Confidential Information of the other; (d) proven to be already known to the recipient at the time of disclosure; or (e) produced in compliance with applicable law or a court and provided the receiving party first gives the disclosing party reasonable notice of such law or order and gives the disclosing party an opportunity to object to and/or attempt to limit such production.

                9.4 PERMITTED DISCLOSURES. Both parties may disclose to third parties that VAR is a participant in the Sybase Value Added Remarketer Program, that VAR is developing a value added software product incorporating Sybase software programs, and the date such Derivative Product is scheduled by VAR to be generally available to End Users (unless VAR notifies Sybase in writing that such availability date is to be treated as Confidential Information). VAR shall not release the results or any benchmark or other evaluation of the Program to any third party without the prior written approval of Sybase for each such release. Neither party shall use one other party's name or refer to the other in any press release, advertising or marketing literature, without the prior written approval of the other, except as provided in this Section 9.4.

                9.5. EFFECT OF TERMINATION OR EXPIRATION. This Section 9 shall survive any termination or expiration of this Agreement.

        10.  INFRINGEMENT INDEMNITY.

                10.1 SYBASE'S OBLIGATIONS. Subject to the limitations set forth below, Sybase at its own expense shall (a) defend, or at its option settle, any claim, suit, or proceeding against VAR on the basis of infringement of any United States patent, trademark, copyright or trade secret by the Program or Use thereof, and (b) pay any final judgment entered against VAR on such issue in any such suit or proceeding defended by Sybase.

                10.2.  VAR's OBLIGATIONS.  The obligations of Sybase under
Section 10.1 above are subject to (a) Sybase having sole control of the defense and/or settlement of any such claim, suit or proceeding, (b) VAR notifying Sybase promptly in writing of each such claim, suit or proceeding and giving Sybase authority to proceed as stated in Section 10.1; and (c) VAR, at Sybase's request, giving Sybase all information known to VAR relating to such claim, suit or proceeding and cooperating with Sybase to settle and/or defend any such claim, suit or proceeding, provided that Sybase shall reimburse VAR for all reasonable out-of-pocket expenses incurred by VAR in providing such information and cooperating with Sybase.

                10.3 SYBASE'S OPTIONS. If all or any part of the Program is, or in the opinion of Sybase may become, the subject of any claim, suit or proceeding for infringement of any United States patent, trademark, copyright or trade secret, Sybase may, and in the event of any adjudication that the Program or any part thereof infringes any United States patent, trademark, copyright or trade secret, or if the licensing or Use of the Program or any part thereof is enjoined, Sybase shall, at its expense do one of the following things: (a) procure for VAR the right under such patent, trademark, copyright or trade secret to Use or sublicense, as appropriate, the Program or the affected part therof; (b) replace the Program or affected part thereof with other suitable programs or portions of a program; (c) suitably modify the Program or affected part thereof to make it non-infringing; or (d) if none of the foregoing remedies are commercially feasible, refund the aggregate payments paid by VAR for the Program or the affected part thereof, less reasonable depreciation for Use.

                10.4 LIMITATIONS ON LIABILITY. Sybase shall not be liable for any costs or expenses incurred by VAR with respect to any infringement claim without Sybase's prior written authorization. Sybase shall have no obligations under this Section 10 with respect to any claim to the extent it is based upon
(a) the use of any version of the Program other than a current, unaltered release of the Program, if such infringement would have been avoided by the use of a current, unaltered release; or (b) the combination, operation or use of the Program with software which was not provided by Sybase, if such infringement would have been avoided in the absence of such combination, operation or use; or (c) the use of the Program on or in connection with a computer system other than the Hardware System without Sybase's prior written approval.

                10.5 EXCLUSIVE REMEDY. This Section 10 states the entire liability and obligation of Sybase and the exclusive remedy of VAR with respect to any alleged infringement of a patent, copyright, trademark or trade secret by the Program or any part thereof.


        11. WARRANTY/LIMITATIONS ON LIABILITY.

                11.1 WARRANTY. Sybase warrants that it has the right to license the Program to VAR and that each production version of the Program licensed to VAR, as updated and when properly used, will operate substantially in conformity with Sybase published specifications for such version for a period of one (1) year from the date of shipment of the Primary Copy of such version ? VAR.
Sybase warrants the media on which the Program is delivered to be free of defects in material and workmanship for a period of ninety (90) calendar days following the date shipment.

                11.2.   NO OTHER WARRANTIES.  EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 11.1, NO EXPRESS OR IMPLIED WARRANTY IS MADE WITH RESPECT TO THE PROGRAM OR GOODS OR SERVICES TO BE SUPPLIED BY SYBASE OR ITS SUBSIDIARIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER SYBASE OR ANY OF ITS SUBSIDIARIES WARRANTS THE RESULTS OF ANY PROGRAM OR SERVICES OR THAT ALL ERRORS IN THE PROGRAM WILL BE CORRECTED, OR THAT THE FUNCTIONALITY CONTAINED IN THE PROGRAM WILL MEET VAR'S REQUIREMENTS.

                11.3. LIMITATION ON LIABILITY. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 10, THE TOTAL LIABILITY, IF ANY, OF SYBASE AND ITS SUBSIDIARIES, INCLUDING BUT NOT LIMITED TO LIABILITY ARISING OUT OF CONTRACT, TORT, BREACH OF WARRANTY, INFRINGEMENT OR OTHERWISE SHALL NOT IN ANY EVENT EXCEED THE LICENSE FEES PAID BY VAR FOR THE AFFECTED PROGRAM(S) OR $1,000,000, WHICHEVER IS LESS. IN NO EVENT SHALL SYBASE OR ITS LICENSORS BE LIABLE FOR LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS
SECTION 11.3 SHALL SURVIVE TERMINATION OF THIS AGREEMENT.


        12.  MARKS.

                12.1. OWNERSHIP. All trademarks, service marks, trade names, logos or other words or symbols identifying the Programs or Sybase's business (the "Marks") are and will remain the exclusive property of Sybase or its licensors. VAR will not take any action that jeopardizes Sybase's or its licensors' proprietary rights or acquire any right in the Marks except as specifically set forth in Section 12.2 below. VAR will not register, directly or indirectly, any trademark, service mark, trade name, copyright, company name or other proprietary or commercial right which is identical or confusingly similar to the Marks or which constitute a translation into other languages. Upon Sybase's request, VAR will execute the instruments that may be appropriate to register, maintain or renew the registration of the Marks in Sybase's or its licensor's name within countries in which VAR licenses the Derivative Product.

                12.2. USE. VAR will use the Marks exclusively to identify the portions of the Derivative Product licensed from Sybase and shall not use the Marks in combination with any trademarks, service marks, or logos of VAR. Any such use of the Marks will clearly identify Sybase or, if applicable, its licensors as the owner of the Marks, conform to Sybase's then current trademark and logo guidelines, and otherwise comply with any local notice or marking requirement contemplated under the laws of the country in which VAR licenses the Derivative Product. Before publishing or disseminating any advertisement or promotional materials bearing a Mark, VAR will deliver a sample of the advertisement or promotional materials to Sybase for prior approval. If Sybase notifies VAR that the use of the Mark is inappropriate, VAR will not publish or otherwise disseminate the advertisement or promotional materials until they have been modified to Sybase's satisfaction.

                12.3. INFRINGEMENT. VAR will immediately notify Sybase if VAR learns (a) of any potential infringement of the Marks by a third party, or (b) that the use of the Marks may infringe the proprietary rights of a third party. Sybase will determine the steps to be taken under these circumstances. In connection with any such potential infringement of or by the Marks, VAR will (i) provide Sybase with the assistance that Sybase may reasonably request and (ii) not take steps on its own without Sybase's prior approval.


        13.  GENERAL PROVISIONS.

                13.1. RELATIONSHIP BETWEEN THE PARTIES. VAR will in all matters relating to this Agreement act as an independent contractor. Nothing in this Agreement shall be deemed to constitute VAR as a partner, joint venturer, franchisee, agent or employee of Sybase. Neither party will represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, or to represent the other party. VAR shall be responsible for all expenses incurred by VAR in the course of exercising any rights or responsibilities accepted by VAR under this Agreement.

                13.2. CALIFORNIA LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING ITS CONFLICT OF LAWS RULES. IT SHALL NOT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS, THE APPLICATION OF WHICH IS EXPRESSLY EXCLUDED. VAR SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED WITHIN THE COUNTY OF ALAMEDA OR SAN FRANCISCO WITHIN THE STATE OF CALIFORNIA. SERVICE OF PROCESS COMMENCING ANY SUIT RELATING TO THIS AGREEMENT IN SUCH COURTS MAY BE MADE ON EITHER PARTY IN THE MANNER SPECIFIED IN SECTION 13.4 BELOW FOR NOTICE.

                13.3. SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, such unenforceability shall not affect the enforceability of the remaining provisions of this Agreement, and the parties shall substitute for the affected provision an enforceable provision which approximates the intent and economic effect of the affected provision as closely as possible.

                13.4 NOTICES. All notices relating to this Agreement shall be in writing and delivered by courier or hand or sent to the other party by first class certified prepaid mail with return receipt requested to the address of such party specified on the first page of this Agreement (addressed in the case of Sybase to the attention of its General Counsel) or such other address as may be provided by such other party in accordance with this Section, and shall be deemed given upon receipt.

                13.5 NON-ASSIGNMENT. This Agreement may not be assigned, sublicensed or otherwise transferred by VAR, whether by operation of law or otherwise, without Sybase's prior written consent, provided that VAR may assign this Agreement upon notice to Sybase in instances in which such assignment is to an entity which acquires all or substantially all of the business of VAR, whether by merger, consolidation, or acquisition of assets, provided further that such assignee is not directly or indirectly controlled by a competitor of Sybase (i.e. a vendor of database management software). VAR shall give Sybase written notice of any assignment or transfer not requiring Sybase's consent.

                13.6. WAIVER. A waiver of a breach or default under this Agreement shall not be a waiver of any other default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition.

                13.7. PAST DUE AMOUNTS; ATTORNEYS' FEES. Past due amounts owing from VAR shall bear interest at a rate equal to 1% per month or the maximum rate permissible under applicable law, whichever is less. In the event of any undertaking to collect fees owing hereunder or any claim, suit or other legal proceeding arising under or related to this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable costs incurred in such proceeding including attorneys' fees and disbursements). For purposes of this section, the term "prevailing party" shall mean the party who obtains substantially the relief sought by such party in such claim, suit or other legal proceeding, whether by settlement, summary judgment, judgment or otherwise.


                13.8. INJUNCTION RELIEF. VAR acknowledges that its obligations under Sections 2, 3, 6, 8, 9 and 12 of this Agreement are of a unique character and agrees that any breach of such provisions will result in irreparable and continuing damage to Sybase for which there will be no adequate remedy in damages and in the event of such breach, Sybase will be entitled to injunctive relief and/or a decree for specific performance and such further relief as may be proper.

                13.9. UNITED STATES EXPORT REGULATIONS. VAR agrees that it will comply in all respects with any governmental laws, orders or other restrictions on the export of the Program and the Derivative Product (and related information and documentation) which may be imposed from time to time by the governments of the United States, Canada and the country to which the program is shipped by Sybase ("Export Requirements"). VAR will take all actions which may be reasonably necessary to assure that no End User or Distributor contravenes the Export Requirements. This Section shall survive the expiration or termination of this Agreement.


                13.10. RESTRICTED RIGHTS. If any license described herein is acquired under a U.S. Government contract, Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraphs
(b)(3)(ii) and (c)(1)(ii) of 252.227-7013 for Department of Defense contracts as set forth in 52.227-19 (a)-(d) for civilian agency contracts. All technical data relating to the Program is subject to limited rights so long as this Agreement is in effect. Sybase reserves all rights under the copyright laws of the United States.


                13.11. FORCE MAJEURE. No delay, failure or default in performance of any obligation of either party hereunder, excepting all obligations to make payments hereunder, shall constitute a breach of this Agreement to the extent caused by force majeure.


                13.12. ENTIRE AGREEMENT. This Agreement, together with the Exhibits and any Addenda hereto, and all supplemental Exhibits As signed by both parties and Purchase Orders constitute the entire agreement of the parties and supersede all previous communications, representations, understandings or agreements with respect to the subject matter hereof. A facsimile of a signed copy of this Agreement received by Sybase may be relied upon as an original and in the event of any inconsistency between such facsimile and a subsequently received hard copy, the facsimile shall prevail. This Agreement may be modified only by written agreement. In the event of any inconsistency between this Agreement and a Purchase Order issued hereunder, this Agreement shall prevail unless expressly otherwise agreed upon by the parties in writing. Purchase Orders shall be binding upon Sybase only with respect to quantities ordered, support, training, consulting and other fees stated, site for installation and delivery dates. The printed terms on any such Purchase Order shall be void and of no effect.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by the respective authorized representatives. This Agreement may be executed in counterparts, each which shall be deemed an original, but all of which together shall constitute one and the same agreement.

SYBASE, INC.                              VAR:

By /s/ Daniel R. Carl                     By /s/ Michael R. Newes
  -------------------------------            ------------------------------
      (Authorized Signatory)                    (Authorized Signatory)

Name  Daniel R. Carl                      Name  Michael R. Newes
      ---------------------------               ---------------------------
Title ASST. SECRETARY                     Title Executive Vice President
      ---------------------------               ---------------------------
Date                                      Date  10/13/93
      ---------------------------               ---------------------------

                  ADDENDUM TO VALUE ADDED REMARKETER AGREEMENT

     This Addendum ("Addendum") entered into on 10/13, 1993, supplements and amends the terms of the Value Added Remarketer Agreement ("Agreement") of even date herewith between Sybase, Inc. ("Sybase") and Phoenix International LTD, Inc. ("VAR"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement. In the event of a conflict between this Addendum and the Agreement, the terms and conditions of this Addendum shall prevail.

     VAR and Sybase agree as follows:

     1.   The first sentence of Section 2.3 is deleted.

     Except as amended above, the Agreement shall remain in full force and effect.

     SYBASE, INC.
                                          INC.

     By: /s/ Daniel R. Carl               By: /s/ Michael R. Newes
        ---------------------------          -----------------------------
     Name: Daniel R. Carl                 Name: Michael R. Newes
          -------------------------            ---------------------------
     Title: ASST. SECRETARY               Title: Executive Vice President
           ------------------------             --------------------------
     Date:                                Date: 10/13/93
           ------------------------             --------------------------

                             Schedule of Exhibits



Exhibit A      -    Value Added Remarketer Licensed Programs

Exhibit B      -    Description of Derivative Product and List of Distributors

Exhibit C      -    Mandatory Terms of End User License

Exhibit D      -    Royalty Schedule

Exhibit E      -    Monthly Sublicense Fee (Royalty) Report

Exhibit F      -    Commission Application

Exhibit G      -    Approved Countries For Sublicensing

XXX = Confidential Treatment Requested

                                               Contract Date:
                                               ---------------------------------

              EXHIBIT A VALUE ADDED REMARKETER - LICENSED PROGRAMS



Hardware Make & Model   HP 9000/8xx       Name of VAR: Phoenix International                   Contact:  XXXXXXXXXXXXXXXXX
                     -----------------              ---------------------------------                  ---------------------
Serial #                HP UX             Site Address:  475 Montgomery Place                  Phone:    (919) 791-9200
                     -----------------                 ------------------------------                  ---------------------
or Hardwware not yet delivered to VAR                    Allamonte Springs, FL  32714          Contact:  XXXXXXXXXXX
(VAR agrees to send Serial # to Sybase    -------------------------------------------                  ---------------------
once delivered)                           -------------------------------------------          Phone:    (919) 791-9200
Operating System Software                 Corp. Contact: Mike Newes                                    ---------------------
                     -----------------                  -----------------------------          (Place Contact information on
                                                         (407) 869-1442                        additional sheet as needed)
                                                        -----------------------------


In exchange for the Program licenses and services listed below, including
Restricted licenses, VAR agrees t pay to Sybase the following fees, due net thirty (30) days from the date of shipment for Primary Copy license and support fees, and due net thirgy (30) days form the date of Sybase's invoice for Secondary Copy license and support fees, and for all other fees. All licenses
(other than for Microsoft SQL Server) shall be subject to the terms of the Sortware License Agreement referenced above.

Program            Quantity   If Server or    Primary or    Maximum   List Price       Discounted      First Year      Additional
Product#                      Gateway, no.    Secondary     Number    License Fees**   License Fees    Support Fees    Consulting
& Product Name*               of Processors   Copy          of Users  (including       Fees            ****            (Specify pre-
                              in Hardware     ("P" or "S")            applicable                                       paid Value)
                              on which                                Access Fees)
                              Program will
                              run**

17200 SQL Server    1                            P           XXX      $ 11,880.00       XXXXXXXXX
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
17230 Open Client  1                            P           XXX       $  1,490.00      XXXXXXXXX
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
98111 Support      2 contacts                                                                           XXXXXXXXX
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
Consulting         1 week
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
Education
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

Program            Additional  Additional     Restricted
Product#           Education   Documentation  Release?
& Product Name*    (Specify    (Specify pre-  (Y of N)
                   pre-paid    paid Value)
                   Value)

17200 SQL Server
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
17230 Open Client
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
98111 Support
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
Consulting
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------
Education          XXXXXXXXX
- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------

- -----------------  ----------  -----------    --------      -------   -----------      -----------      -----------     ----------







*If any Microsoft SQL Server products are included on this Exhibit A, they will be licensed subject to the license agreement printed on the envelope or accompanying the package in which they are shipped. VAR acknowledges that license and support fees paid by VAR for the Microsoft SQL Server Program do not entitle VAR to receive maintenance or new feature releases of such Program. **VAR only has the right to Use SQL Server, Open Server and/or Net Gateway on one processor of a multiprocessor CPU unless applicable SMP Access Fees are paid for additional processors.
***If Education, Specify prepaid value of training.

EXHIBIT A CONTINUED ON NEXT PAGE                         Value Added Remarketer
                                                         Agreement Rev. 3096
                                                                Exhibits

XXX = Confidential Treatment Requested

                                                   Contract No:
                                                   -----------------------------
                                                   Contract Date:  10/13/93
                                                   -----------------------------

                                                     (CONTINUATION OF EXHIBIT A)

TOTAL DEVELOPMENT LICENSE FEES (List Price)*       XXXXXXXXXX
                                                   ----------
LESS 40% DEVELOPMENT DISCOUNT                      XXXXXXXXXXX
                                                   ----------

SUBTOTAL (DISCOUNTED OR NET                        XXXXXXXXXXXXX
DEVELOPMENT LICENSE FEES)                          ----------

NET EDUCATION FEES*                                XXXXXXXXXXXXX
                                                   ----------
NET CONSULTING FEES*                                                     Up to ten (10) days of consulting fees if ordered on the
                                                   ----------(C)         Exhibit A dated concurrently with the VAR Agreement will
                                                                         also be counted as Prepaid Royalties)
NET DOCUMENTATION FEES                             $     XXXX(D)
                                                   ----------

FIRST YEAR SUPPORT FEES*                           XXXXXXXXXX(E)
                                                   ----------

SUBTOTAL (TOTAL DEVELOPMENT PACKAGE):              XXXXXXXXXX(F)         (A+B+C+D+E)
                                                   ----------

CASH PREPAID ROYALTIES                                       (G)
                                                   ----------

TOTAL INITIAL PAYMENT (Net 30)                     XXXXXXXXXX(H)         (F+G, this amount must be equal the amount shown on
                                                   ----------            Purchase Order)


TOTAL PREPAID ROYALTIES (G PLUS THAT PORTION OF C WHICH MAY BE COUNTED AS PREPAID ROYALTIES  $
                                                                                             ---------------


NOTES: A one-time support fee equal to XXXXXXXXXXXXXXXXXXXXXXXXXXXXX shall be paid to Sybase upon each copy of the Derivative Product licensed if VAR desires to incorporate into such copy any future maintenance or enhancement releases of the embedded Program; and (2) the (Total Prepaid royalties" can only be applied against Derivative Product royalties owing under Section 3.4, and not against first year support fees or Runtime Support Fees, Development Porting License fees, training fees, consulting fees or any other fees owning under this Agreement.



        SYBASE, INC.:                 Name of VAR  Phoenix International Limited
                                      ------------------------------------------
        By  /s/ Daniel R. Carl        By  /s/ Michael R. Newes
        -----------------------       ------------------------------------------
         (Authorized Signature)                 (Authorized Signature)

        Name  DANIEL R. CARL          Name   Michael R. Newes
        -----------------------       ------------------------------------------

        Title ASST. SECRETARY         Title  Executive Vice President
        -----------------------       ------------------------------------------

                                      Date of this Exhibit  10/13/93
                                      ------------------------------------------

                                      Value Added Remarkerter Agreement Rev.3096
                                               Exhibits

                                   Exhibit B
           DESCRIPTION OF DERIVATIVE PRODUCT AND LIST OF DISTRIBUTORS

Name of VAR: Phoenix International, Ltd.
            --------------------------------------------------------------------
VAR's Mailing Address: 475 Montgomery Place #200
                      ----------------------------------------------------------
                       Altamonte Springs, FL 32714
                      ----------------------------------------------------------
Primary Contact: Mike Newes
                ----------------------------------------------------------------
Address:                                   Same
                ----------------------------------------------------------------

                ----------------------------------------------------------------

Sales/Marketing Contact:

                       ---------------------------------------------------------
                                           Same
                       ---------------------------------------------------------

                       ---------------------------------------------------------

Financial Contact: Tracy Toole
                  --------------------------------------------------------------
                                           Same
                  --------------------------------------------------------------

                  --------------------------------------------------------------


Name and Description of Derivative Product(s) Embedding Programs (Be specific, e.g., Client/Server Financial Accounting Package: integrated general ledger, accounts payable and accounts receivable):

Product 1:     Integrated Client/Server Banking Software Package, including
               -----------------------------------------------------------------
               Relationship Information Management, loans & deposits,
               -----------------------------------------------------------------
               transaction processing, and Executive Information System
               -----------------------------------------------------------------

               -----------------------------------------------------------------

Product 2:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Product 3:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Product 4:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

Product 5:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

(If more than five products, attach additional sheets).

                          (CONTINUATION OF EXHIBIT B)



List of VAR's Distributors:   All Sales direct at this time

Company____________________________          Company__________________________
Contact Name_______________________          Contact Name_____________________
Address____________________________          Address__________________________
City_______________________________          City_____________________________
Phone______________________________          Phone____________________________
Territory__________________________          Territory________________________

Company____________________________          Company__________________________
Contact Name_______________________          Contact Name_____________________
Address____________________________          Address__________________________
City_______________________________          City_____________________________
Phone______________________________          Phone____________________________
Territory__________________________          Territory________________________

Sybase Channels Approval:_______

SYBASE, INC:                                 VAR:

By /s/ Daniel R. Carl                        By /s/ Michael R. Newes
   ---------------------------------            -----------------------------
     (Authorized Signatory)                       (Authorized Signatory)

Name Daniel R. Carl                          Name  Michael R. Newes
    --------------------------------             ----------------------------

Title Assistant Secretary                    Title Executive Vice President
      ------------------------------               --------------------------

Date                                         Date 10/13/93
     -------------------------------              ----------------------------


                                  EXHIBIT C
                     Mandatory Terms of End User Licenses


        All license agreements for the sublicensing of the Derivative Product (the "Licensed Copy") all include substantially the following provisions:

        (1) Only a non-exclusive, nontransferable right to use each Licensed Copy is granted to an end User (and if VAR is under Program 1 then such right is granted only on a single computer system which is designed by serial number or equivalent). No right to use other than an Embedded Run-Time version of the Sybase Programs is granted; an "Embedded Run-Time Version" shall mean a version of the Sybase Programs linked to or embedded in VAR's application code in such a way that structually by license restrictions, it (a) precludes use of the Program to modify applications except as permitted by clause c of this paragraph; (b) precludes use of the Program to develop applications, except for support writing and decision support solely in conjunction with the Derivative Product; (c) precludes general purpose access to command verbs in the Program except that the End User may, within the scope of and under control of the Derivative Product, create or alter tables, columns or rows and add fields to existing tables, as necessary to implement, operate and administer the Derivative Product; (d) precludes use of any command verbs in the Program to create new schemas or databases; and (e) precludes use of the Program or third party application development tools to modify or enhance listing screens or forms delivered as part of the Derivative Product, or to create new forms, except as necessary to implement and operate the Derivative Product.

        (2) VAR and/or its licensors retain all title to the Licensed Copy, and all copies thereof, and no title to the Licensed Copy, or any intellectual property therein, is transferred to the licensee;

        (3) The licensee may not copy the Licensed Copy, except for backup and archival purposes only, and the licensee shall include on all copies of the Licensed Copy all copyright and other monetary notices or legends included on the Licensed Copy when it was shipped to such licensee;

        (4) The licensee agrees not to reverse assemble, decompile or otherwise attempt to derive source code from the Licensed Copy;

        (5) The licensee agrees to comply with all export and re-export restrictions and regulations ("Export Restrictions") imposed by the governments of the United States or the country to which the Licensed Copy is shipped to licensee. Licensee will not commit any act or omission which will result in a breach of any such Export Requirements; the licensee agrees that it will comply in all respects with any governmental laws, orders or other restrictions on the export of the Sybase Program and the Licensed Copy (and related information and documentation) which may be imposed from time to time by the governments of the United States and Canada or the country to which the Sybase Program is shipped by Sybase ("Export Requirements"). This Section shall survive the expiration or termination of the Licensed Copy license agreement.

        (6) Although copyrighted, the Licensed Copy is unpublished and contains proprietary and confidential information of VAR and its licensors and is considered by VAR and its licensors to constitute valuable trade secrets. The licensee will hold the Licensed Copy in confidence and shall protect the Licensed Copy with at least the same degree of care with which the licensee protects its own similar confidential information;

        (7) VAR's licensors of software included in the Licensed Copy are direct and intended third party beneficiaries of the license agreement and may enforce it directly against the licensee; provided however that none of such licensors shall be liable to the licensee for any general, special, direct, indirect, consequential, incidental or other damages arising out of or related to the Licensed Copy; and

        (8) Upon termination of the license for the Licensed Copy, the licensee shall return to VAR all copies of the Licensed Copy, or certify to VAR that the licensee has destroyed all such copies.

                                   Exhibit E

                                   PROGRAM 1

                    Monthly Sublicense Fee (Royalty) Report

                         Month of ______________, 199_


                         Sybase         Hardware         Sybase/                           Sybase
Customer Name and       Embedded      & Operating     Machine Class     Derivative     List Price of
     Address           Programs**        System          & Users         Products         Programs
- --------------------------------------------------------------------------------------------------------
             Acme      SQL Server     IBM RS/6000       C 16-32           Acme GL          $46,910
San Francisco, CA      Open Client        AIX           C 16-32                            $18,760
- --------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------------------------------------
                                                      Total List Price:               1)
- ------------------------                                                                ----------------
By:                                                   Subtract VAR Discount ___%      2)(              )
   ---------------------                               (See Exhibit D-1)                ----------------
                                                      Sublicense Fees Due:            3)
                                                                                        ----------------
- ------------------------
   (Signature)                                        Beginning Prepay Balance:       4)
                                                                                        ----------------
- ------------------------
   (Please Print)                                     Sublicense Fees Against Prepay: 5)
                                                                                        ----------------
- ------------------------                              Ending Prepay Balance:          6)
                                                                                        ----------------
No:
   ---------------------                              Net Sublicense Fees Due:        7)
                                                          (line 3 - 5)                  ----------------
Must report monthly from start date of VAR Agreement,
whether or not shipment has occurred.                 One-time Runtime Support Fee:   8)
                                                          (___% of line 3)              ----------------
[Unreadable text] any Evaluation Copies that have
Distributed or Full-Use Leveraged Copies.             TOTAL PAYMENT DUE***            9)
There is no charge for these copies                       (line 7 + 8)                  ----------------


                                   Exhibit F

                             COMMISSION APPLICATION
                         FOR END USER FULL DEVELOPMENT
                                UPGRADE OR SALE


Name of VAR              ____________________________________________

VAR Contact Name         ____________________________________________

End User                 ____________________________________________

End User Address         ____________________________________________

                         ____________________________________________

End User Telephone       ____________________________________________

End User Contact Name    ____________________________________________

Fees Situation (i.e., why____________________________________________
does VAR believe it is
Entitled to a commission)____________________________________________

                         ____________________________________________

                         ____________________________________________


Derivative Product installed at customer site prior to or concurrently with upgrade or sale?
                                                            Yes  ______
                                                            No   ______

Was Derivative Product reason for upgrade or sale?          Yes  ______
                                                            No   ______

Net revenue to Sybase or full development sale or upgrade        $__________

                                                          Commission  $________

SIGNATURES

VAR Applicant            __________________________________________

Sybase Territory DM      __________________________________________

Sybase Business Partner
Sales Manager            __________________________________________

Please complete application and return to your Sybase Representative. In order for VAR to claim a commission, this application must be submitted to Sybase prior to the licensing of the upgrade or full sublicense.

                                  EXHIBIT G
                 LIST OF APPROVED COUNTRIES FOR SUBLICENSING


Abu Dhabi                 Kuwait
Argentina                 Luxembourg*
Australia                 Malaysia
Austria                   Mexico
Belgium*                  Netherlands*
Bolivia                   New Zealand
Brazil                    Norway
Canada                    Panama
Chile                     Paraguay
Colombia                  Peru
Costa Rica                Philippines
Denmark*                  Portugal*
Equador                   Saudi Arabia
Greenland                 Singapore
France*                   South Africa
Germany*                  Spain*
Greece*                   Sweden
Hong Kong                 Switzerland
India                     Taiwan
Indonesia                 Turkey
Ireland*                  United Kingdom
Israel                    United States
Italy*                    Uruguay
Japan                     Venezuela
Korea (South)


* Members of the European Community